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                         SUPPLEMENT DATED MAY 1, 2004
                                      TO
                        PROSPECTUSES DATED MAY 1, 2004

This is a Supplement to certain prospectuses dated May 1, 2004 for variable life insurance policies and variable annuity contracts issued by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. We refer to these prospectuses as the "Product Prospectuses."

                    Changes in Variable Investment Options

Starting November 1, 2004, certain of the variable investment options that may be available under your variable life insurance policy or variable annuity contract are being changed. Specifically, each variable investment option listed in the left column of the table below will automatically become the variable investment option listed opposite it in the right column.


              Starting November 1,
              2004, These Variable
                                        Will Become These
                                        Variable Investment
                                        Options
              Investment Options

              Fundamental Growth and    Large Cap Growth
              Large Cap Growth
              B (formerly Large Cap
              Aggressive Growth)

              Fundamental Value B       Fundamental Value
              (formerly Large Cap
              Value CORE/SM/)

              Mid Cap Value             Mid Cap Value B
                                        (formerly Small/Mid Cap
                                        CORE/SM/)

              Small Cap Growth          Small Cap Emerging Growth

              Overseas Equity and       Overseas Equity B
              Overseas Equity C         (formerly International
              (formerly Emerging        Opportunities)
              Markets Equity)

If the Product Prospectus for your variable life insurance policy or variable annuity contract now permits you to invest in a variable investment option shown in the left column, you may continue to select the corresponding variable investment option shown in the right column beginning on November 1, 2004.

These changes will happen automatically with no action on your part. Any amounts that, as of the close of business on October 29, 2004, you have invested in one of the options listed in the left column will not change; except that, beginning November 1, 2004, that option will be investing in and based on the Fund of the John Hancock Variable Series Trust I ("JHVST") that has the same name as is listed for that option in the right column. These changes will result from the merger of the JHVST Fund in which an option listed in the left column invested into another JHVST Fund that has the same name as is listed for that option in the right column.

You may continue to make transfers into or out of any of the variable investment options that are at the time available to you. Such transfers may be made in the manner and subject to the terms and conditions described in the Product Prospectus.

Any instructions that you have in effect with respect to one of the options in the left column will automatically continue in effect with respect to that option as changed beginning November 1, 2004. Such instructions would include, for example, instructions concerning allocation of premium payments or charges under your variable life insurance policy or variable annuity contract, and instructions for automatic transactions, such as periodic withdrawals or periodic asset rebalancing. However, you may change such instructions at any time, in the manner and subject to the terms and conditions set forth in the Product Prospectus.

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In view of the above-described changes, you should, commencing November 1,
2004, disregard all references to the variable investment options listed in the left column that appear in the Product Prospectus and any related Statement of Additional Information.

We may modify or delete any of the variable investment options in the future.

This Supplement is accompanied by a Prospectus Supplement dated October 15, 2004 for the John Hancock Variable Series Trust I ("JHVST") that contains information about the merger of seven JHVST "Acquired" Funds into five other JHVST "Acquiring" Funds. Be sure to read the JHVST Prospectus and Prospectus Supplement carefully before selecting any of the Variable Investment Options. On request, we will provide you with an additional copy of the JHVST Prospectus and the relevant Product Prospectus. You may request these by calling 1-800-732-5543.


PROD SUP-1 (10/15)